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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Cascade Natural Gas Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held February 11, 2005

TO THE HOLDERS OF COMMON STOCK OF
CASCADE NATURAL GAS CORPORATION:

        Cascade Natural Gas Corporation's Annual Meeting of Shareholders will take place at the offices of the Company located at 230 Fairview Avenue North, Seattle, Washington 98109, on Friday, February 11, 2005, at 1:30 p.m. for the following purposes:

  1.
  Elect directors to hold office until the next Annual Meeting;

  2.
  Transact other business that may properly come before the meeting.

        Shareholders of record at the close of business on December 7, 2004 are qualified to vote at the Annual Meeting and are entitled to vote on all matters presented in this notice.

By Order of the Board of Directors
LARRY C. ROSOK Corporate Secretary

Seattle, Washington
December 14, 2004

IMPORTANT

Each vote is important. To vote your shares, please complete, sign and return the enclosed proxy card promptly, using the accompanying postage prepaid and addressed envelope. If you prefer, you may submit your voting instructions via internet or telephone as described on the proxy card. To vote by internet, go to https://www.proxyvotenow.com/cgc and follow the instructions provided. To vote by telephone, dial on a touch-tone phone, 866-246-8478 and follow the instructions provided. When using the internet or phone, be sure to have your proxy card with your control number in hand.

CASCADE NATURAL GAS CORPORATION
222 FAIRVIEW AVENUE NORTH, SEATTLE, WA 98109

PROXY STATEMENT

TO THE SHAREHOLDERS OF CASCADE NATURAL GAS CORPORATION

        The Cascade Natural Gas Corporation Board of Directors is soliciting your proxy to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held on Friday, February 11, 2005, for the purposes presented in the accompanying Notice of Annual Meeting. This Proxy Statement will be mailed on or about December 20, 2004.

        A proxy form is enclosed for use at the meeting. You have the power to revoke a proxy at any time before its exercise. A proxy may be revoked by delivering written notice of revocation to Larry C. Rosok, Corporate Secretary, Cascade Natural Gas Corporation, 222 Fairview Avenue North, Seattle, Washington 98109, or by submitting a later-dated proxy card. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

        If you vote by proxy card, phone or internet, your proxy (one of the individuals named on the proxy card) will vote your shares as you have instructed. If you do not give instructions on how to vote your shares, your proxy will vote your shares for the slate of directors listed below and in his/her discretion with regard to other items of business.

        The "record date" for the Annual Meeting is December 7, 2004. If you held Cascade Natural Gas Corporation Common Stock in your name at the close of business on December 7, 2004 you are entitled to vote at the Annual Meeting. On December 7, 2004, the Company had 11,287,179 outstanding shares of $1 par value Common Stock ("Common Stock"). A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting. You are entitled to one vote for each share held and to cumulate votes in the election of directors.

ELECTION OF DIRECTORS

        Nine directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting or until his or her successor is elected and qualified. The nominees receiving the largest number of votes cast by all shares entitled to vote will be elected. All of the nominees listed below are presently serving as directors and all, except Scott M. Boggs, were elected at the 2004 Annual Meeting by over 89% of the shares present and voting at the meeting. Mr. Boggs was elected to the Board of Directors by the Board effective April 30, 2004 to fill the vacancy created by the April 30, 2004 resignation of Mary E. Pugh. Mr. Boggs was recommended as a nominee for election to the Board by the non-management Directors.

        In the event any of the nominees becomes unable to serve prior to the Annual Meeting, the proxy holders may vote for substitute nominees. No circumstances are presently known which would cause any nominee to become unavailable.

        You have the right to cumulate votes in the election of directors. This means you are entitled to as many votes as you have shares, multiplied by the number of directors to be elected (in this case, nine). You may allocate your total number of votes among the nominees in any way you decide, including casting all your votes for one nominee. If you wish to cumulate your votes, mark the proxy card in any way you like to (i) indicate clearly that you are exercising the right to cumulate votes and (ii) specify how the votes are to be allocated among the nominees for director. For example, you may write the number of votes you wish to allocate to a specific nominee next to the name of that nominee. The exercise of cumulative voting rights is not subject to any conditions.

        Unless you instruct otherwise on the proxy card, it will be voted to elect all or as many of the nominees listed as possible. If either the "For All Nominees Listed Above" box is marked or no instructions are given, the named proxies will have discretionary authority to allocate votes among the nominees as they deem appropriate (except for any nominee specifically excepted by the Shareholder), including not casting any votes for one or more nominees.

        Shares voted as abstaining will count as votes cast for purposes of determining whether a quorum is present, broker non-votes (shares held by a broker or other nominee who does not have the authority to vote on the matter) do not count as votes cast.

        The age, principal occupation, business experience and other information provided by each nominee and the year in which he or she first became a director are listed below.

SCOTT M. BOGGS    Director since April 2004
Former Vice President, Corporate Controller
Microsoft Corporation

        Mr. Boggs, 49, was Vice President, Corporate Controller at Microsoft Corporation from December 1997 to May 2003. From 1993 to 1997, Mr. Boggs held other management positions in accounting at Microsoft Corporation. Mr. Boggs serves on the Board of Trustees and is Audit Committee Vice-Chair at a family of publicly held Safeco Mutual Funds. Mr. Boggs serves as Vice Chairman and Treasurer of the Financial Executives Research Foundation, an affiliate of Financial Executives International. Also, Mr. Boggs is a member of the King County Strategic Technology Advisory Council and teaches graduate level courses at Seattle University in accounting information systems.

PIRKKO H. BORLAND    Director since 2003
Retired

        Ms. Borland, 60, retired from US WEST Communications, Inc. in 1995 as Executive Director—Financial Accounting. Her previous positions in US WEST Communications, and its predecessor company Pacific Northwest Bell, include Director of Internal Auditing and Director of Regulatory Matters. Ms. Borland is a licensed CPA in the State of Washington.

CARL BURNHAM, JR.    Director since 1990
Attorney at Law
Yturri Rose LLP

        Mr. Burnham, 65, is a senior partner of Yturri Rose LLP, a regional law firm with its principal office in Ontario, Oregon. Yturri Rose LLP represents public and private corporations, including utilities. Prior to Mr. Burnham becoming a member of the Board, his firm was Oregon Counsel for Cascade Natural Gas Corporation. Mr. Burnham has been a partner of Yturri Rose LLP since 1967.

THOMAS E. CRONIN    Director since 1996
President
Whitman College

        Mr. Cronin, 64, has served as President of Whitman College in Walla Walla, Washington since June of 1993. A former White House Fellow, Mr. Cronin has been a scholar-in-residence at the Brookings Institution in Washington D.C. and the Hoover Institution at Stanford University. He has

been President of CRC, Inc., a research and consulting company since 1981, specializing in public policy and leadership issues. He is an award-winning scholar and author or co-author of several books on American government and public policy. He is a director of the Blue Mountain Land Trust, the Downtown Walla Walla Foundation, and the National Association of Independent Colleges and Universities.

DAVID A. EDERER    Director since 1991
Chairman of the Board
Ederer Investment Company

        Mr. Ederer, 61, is Chairman of Ederer Investment Company in Seattle, Washington, a private investment company overseeing various personal holdings located in Washington, Oregon, and Utah. Since 1974, Mr. Ederer has been involved in the acquisition and ownership of companies which have included companies in the manufacturing, brokering, distribution, service, and retail industries. In addition to serving on the Board of Cascade Natural Gas Corporation, he currently serves on the boards of HomeStreet Bank, Survival, Inc., Prostate Cancer Foundation (formerly known as CapCURE), Colvos Industries, Merriman Fund Venture Group, Jody Coyote, Inc., Children's Hospital, and PONCHO.

W. BRIAN MATSUYAMA    Director since 1988
Vice Chairman, President and Chief Executive Officer
Cascade Natural Gas Corporation

        Mr. Matsuyama, 58, was elected Vice Chairman on September 29, 2004. At the same time, Mr. Matsuyama announced that he intended to retire as President and CEO as soon as a successor is named for these positions. The Board has established an ad hoc committee to initiate the search for a new President and CEO, and has retained the services of an outside search firm to assist in the process. Mr. Matsuyama was elected President and Chief Executive Officer in January 2003. He was Chairman and Chief Executive Officer from February 1, 1995 to January 1, 2003 and was also appointed President on October 1, 1998, an office he previously held from 1988 to 1995. From 1987 to 1988, he was Vice President and General Counsel of the Company. Prior to 1987, he was a member of the law firm of Jones Grey & Bayley, P.S., Seattle, Washington, with his principal client representation being on behalf of the Company. Mr. Matsuyama currently serves on the boards of the Western Energy Institute and the Northwest Gas Association.

LARRY L. PINNT    Chairman since January 2003 and Director since 1995
Retired

        Mr. Pinnt, 69, was Chief Financial Officer of US WEST Communications, Inc and one of its predecessor companies, Pacific Northwest Bell, from 1979 until he retired in September 1989. His responsibilities included all aspects of corporate financial management, including shareholder matters. Mr. Pinnt has served on the boards of a number of public and private companies, including Seattle Trust and Savings Bank and later Key Bank of Washington. He also served as Chairman on the boards of Blue Cross of Washington and Alaska, and University of Washington Medicine. He currently serves on the Boards of Trustees of a family of publicly held Safeco mutual funds, chairs their audit committees and has been designated a "financial expert" as defined in the SEC Rules.

BROOKS G. RAGEN    Director since 1984
President and Chief Executive Officer
Manzanita Capital, Inc., Parent of McAdams, Wright, Ragen, Inc.

        Mr. Ragen, 71, is President and CEO of Manzanita Capital, Inc., a financial services firm. He was a Director of Ragen MacKenzie Incorporated, an investment banking firm, from 1986 to 1998. From 1988 until 1996, he served as Chairman and Chief Executive Officer of Ragen MacKenzie Incorporated. Mr. Ragen's entire business career has been involved in investments and investment banking. After working as a research analyst in New York for several years, he served as the Pacific Northwest branch manager for two New York-based investment firms and later worked as an investment banker providing a wide range of corporate finance services to Pacific Northwest-based corporations. Mr. Ragen has started and managed two regional investment banking firms and for many years has provided investment advice to a broad group of individuals and institutions.

DOUGLAS G. THOMAS    Director since 2002
President and Chief Executive Officer
Bellingham Cold Storage Company

        Mr. Thomas, 41, is President & CEO and serves on the Board of Directors for Bellingham Cold Storage, a public cold storage and food processing firm located in Bellingham, Washington. Mr. Thomas became President and CEO of Bellingham Cold Storage in January 1999, and from January 1996 to January 1999, he was Vice President & Chief Operating Officer. Bellingham Cold Storage is a significant consumer of energy and Mr. Thomas has extensive experience with both the electrical and gas utility side of its business through the development and implementation of on-site natural gas electric generation systems.

THE BOARD AND ITS COMMITTEES

        The Company follows corporate governance practices as set forth in the Cascade Natural Gas Corporation Corporate Governance Guidelines and the charters of the four committees of the Board. The Corporate Governance Guidelines are intended to promote the effectiveness of the Board of Directors, the enhancement of shareholder value, and the conduct of the Company's business in accordance with the highest legal and ethical standards. The Corporate Governance Guidelines set forth the Board's practices in such areas as Board composition and qualifications; director responsibilities; Board committees; director access to officers, employees and advisors; director compensation, orientation and continuing education; and chief executive officer evaluation and succession planning. The Board and each Board committee conducts an annual self-assessment to assess performance and identify opportunities for improvement.

        The Corporate Governance Guidelines and committee charters are reviewed and updated from time to time as needed. Current versions of each document are available on the Company's website at www.cngc.com.

        The Board of Directors has adopted standards to determine the independence of its members under the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange, and has determined that all directors are independent under such standards, except for Brian Matsuyama, Vice Chairman, President and CEO. Mr. Matsuyama's lack of independence relates entirely to his service as an executive officer of the Corporation and not from any other transaction or relationship. The independence standards are available on the Company's website at www.cngc.com.

        The Board of Directors has established Codes of Ethics for directors, as well as for the Company's principal executive, financial and accounting officers and other employees, which are available on the Company's website, www.cngc.com. Changes to, or waivers from, the Codes of Ethics will also be posted on the website.

        The Board of Directors has established a method for shareholders to communicate directly with directors. Shareholders should send such communications to Larry L. Pinnt, Chairman of the Board, by one of the following means: by mail to P.O. Box 87 Redmond, WA 98073-0087, by fax to 425-895-1349, or by e-mail to lpinnt@cngc.com. Additional information can be found on the Company's website at www.cngc.com.

        The Board of Directors met nine times during the fiscal year ended September 30, 2004. The Executive Committee of the Board met six times during the fiscal year ended September 30, 2004. Directors standing for election attended, on average, 96%, with no Director attending less than 81%, of meetings of the Board and committees on which they served during fiscal 2004.

        The Company does not have a formal policy regarding attendance by Board members at the annual meeting of shareholders. All Board members attended the 2004 meeting.

        Under the Company's Bylaws, the Chairman presides over executive sessions of the Board.

        The Board has established an Executive Committee, an Audit Committee, a Governance, Nominating and Compensation Committee, and a Pension Committee, whose members are as follows:

Executive	Audit	Governance, Nominating and Compensation	Pension
Larry L. Pinnt, Ch. Carl Burnham, Jr. David A. Ederer W. Brian Matsuyama Brooks G. Ragen	Pirkko H. Borland, Ch. Larry L. Pinnt Scott M. Boggs David A. Ederer	Carl Burnham, Jr., Ch. David A. Ederer Thomas E. Cronin Douglas G. Thomas	Thomas E. Cronin, Ch. Pirkko H. Borland Brooks G. Ragen Douglas G. Thomas Scott M. Boggs

        The Audit Committee, which met eight times during the fiscal year ended September 30, 2004, reviews the adequacy of the Company's financial, accounting, and reporting control processes as well as the scope and results of audits performed by independent accountants and internal auditors. The Audit Committee is responsible for the appointment, retention, compensation and oversight of the Company's independent auditors. The Board of Directors has reviewed the qualifications of Audit Committee members and determined that Larry L. Pinnt and Pirkko H. Borland are financial experts as defined in Securities and Exchange Commission rules. Also, the Board of Directors has considered the qualifications of members of the Audit Committee and determined that all members of the Audit Committee are independent and financially literate under applicable rules of the Securities and Exchange Commission and listing standards of the New York Stock Exchange. The Board of Directors has reviewed the service of Messrs. Pinnt and Boggs on the Audit Committee of the Company, as well as the Audit Committees of SAFECO Common Stock Trust, SAFECO Taxable Bond Trust, SAFECO Tax Exempt Bond Trust, SAFECO Money Market Trust, SAFECO Resource Series Trust and SAFECO Management Bond Trust, and determined that their participation on these audit committees does not impair their ability to effectively serve on the Company's Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee which is available on the Company's website at www.cngc.com. A copy of the charter is reprinted as Appendix A to this proxy statement.

        The Governance, Nominating and Compensation Committee, which held four meetings during the fiscal year ended September 30, 2004, is responsible for recommending candidates for seats on the Board of Directors, as well as recommending compensation for officers and directors. In addition, the Committee is responsible for overseeing corporate governance issues for the Board of Directors. The Board has reviewed the qualifications of Governance, Nominating, and Compensation Committee members and determined that Committee members are independent under the applicable rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Committee will consider nominees for director recommended by Shareholders for the 2006 Annual Meeting if the nominations are received at the Company's executive offices by August 23, 2005, provided that such nominations are accompanied by a description of the nominee's qualifications, relevant biographical information and the nominee's consent to be nominated and to serve if elected. The Board of Directors has adopted a written charter for the Governance, Nominating and Compensation Committee, which is available on the Company's website at www.cngc.com.

        The Governance, Nominating and Compensation Committee annually reviews the applicable skills and qualities required of nominees for election or reelection to the Board of Directors. In recommending nominees to the Board, the Committee follows the guidelines for Board membership set forth in the Company's Corporate Governance Guidelines, which are available on the Company's website at www.cngc.com. Factors considered by the Committee include past business and board experience, willingness and ability to commit the necessary time to service on the Board, an understanding of financial reports and processes, and community or regional recognition in the Company's service areas. In identifying and evaluating Board candidates, the Committee may solicit the views of other Board members, senior management, industry leaders, and the Company's professional advisors. The Committee may engage the services of an executive search firm, but has not done so in the past. The Committee conducts interviews with all prospective new Board nominees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table shows certain information regarding the beneficial ownership, as of December 7, 2004, of the Company's Common Stock by (a) each Director, the Chief Executive Officer and the other four most highly paid executive officers of the Company and (b) all current directors and executive officers as a group. The Company is not aware of any beneficial owner of 5% or more of the

Common Stock. Except as otherwise indicated in the table, the Company believes the beneficial owners of the shares listed below have sole investment and voting power with respect to the shares.

Directors and Executive Officers	Current Beneficial Holdings(1)		Shares Subject to Exercisable Options	Total		Percentage of Common Stock
Scott M. Boggs	4,500			4,500		*
Pirkko H. Borland	4,000			4,000		*
Carl Burnham, Jr.	13,614	(2)		13,614	(2)	*
Thomas E. Cronin	7,251			7,251		*
David A. Ederer	6,812	(2)		6,812	(2)	*
W. Brian Matsuyama	31,716		18,567	50,283		*
William H. Odell	3,996		10,667	14,663		*
Larry L. Pinnt	12,938			12,938		*
Brooks G. Ragen	12,665	(2)		12,665	(2)	*
Larry C. Rosok	7,161		10,667	17,828		*
Jon T. Stoltz	6,958		12,500	19,458		*
Douglas G. Thomas	1,058			1,058		*
J.D. Wessling	7,953		12,500	20,453		*
All directors and officers as a group (14 persons)	123,680		71,901	195,581		1.73%

*
Less than one percent.

(1)
Includes shares held in the Company's Employee Retirement Savings Plan and Trust (the 401K Plan) in the following amounts:

Name	Shares Held in 401K Plan
W. Brian Matsuyama	10,577
J.D. Wessling	5,152
William H. Odell	1,596
Jon T. Stoltz	5,384
Larry C. Rosok	2,331
(2)
Includes shares awarded under the 1991 and 2000 Director Stock Award Plans to Messrs. Ederer, Ragen and Burnham of 6,794, 1,207 and 537 shares, respectively, including reinvested dividends, as to which receipt has been deferred until they are no longer directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the Securities Exchange Act of 1934, holders of more than 10 percent of the Common Stock and directors and certain officers of the Company are required to file reports ("Section 16(a) Statements") of beneficial ownership of Common Stock and changes in such ownership with the Securities and Exchange Commission. The Company is required to identify in its proxy statements those persons who, to the Company's knowledge, were required to file Section 16(a) Statements and did not do so on a timely basis. Based solely on a review of copies of Section 16(a) Statements furnished to the Company during and regarding its most recent fiscal year and on written representations from reporting persons, the Company believes that each person who at any time during the most recent fiscal year was a reporting person filed all required Section 16(a) Statements on a timely basis.

REPORT OF THE GOVERNANCE, NOMINATING AND
COMPENSATION COMMITTEE TO SHAREHOLDERS

        The Governance, Nominating and Compensation Committee of the Board of Directors assists the Board in fulfilling its responsibility to shareholders, potential shareholders, and the investment community relating to oversight of corporate governance issues, executive and board succession, and executive and board compensation. The Committee is composed of four independent non-employee directors.

Report on Executive Compensation

        The Committee is responsible for reviewing the compensation levels for all officers of the Company and making recommendations to the Board concerning officer salary levels. The Committee's review includes an assessment of the overall management of the Company and the officers' ability to achieve a reasonable net income for the Company under a variety of conditions. The Committee applies policies and principles, which are essentially subjective in nature, rather than embodying specific criteria when recommending officer compensation levels. These policies and principles may be summarized as follows: officer compensation should be comparable with compensation paid to officers of similar companies, particularly those the Company must compete with in attracting and retaining skilled and competent individuals. An officer should also be compensated for his or her contributions to the performance of the Company. In evaluating performance, the Committee considers the Company's net income and factors affecting that net income. The Committee also considers the officers' progress toward achieving corporate goals. Because Company performance was disappointing in fiscal 2003, the Officers, as a group, recommended no increase in their base pay in fiscal 2004 and the Board accepted the recommendation. Mr. Odell received an increase in base pay related to his recent promotion to Chief Operating Officer.

        The Committee recommended and the Board approved an incentive compensation program, the "Team Incentive Plan" for fiscal 2004 that applied to officers and other salaried employees. It provided for cash payments to participating employees, based on their base salaries, if certain target levels of earnings per share and other operational measures were achieved. In fiscal 2004, earnings levels required for payments were not achieved, so there were no payments under this program.

        In addition, the Committee recommended and the Board approved an incentive program for officers, managers and supervisors, the "Key Performance Plan" for 2004. The Key Performance Plan provided for cash payments to participating employees in which 70% of the award is based on achieving target levels of earnings per share and 30% is based on achieving goals established for each participant. In 2004, the CEO could earn an additional 50% of base salary if his targets were reached and up to 100% of base salary if the maximum achievement was reached. For other officers, target achievement levels would result in awards of 20% to 45% of base pay with a maximum range for officers from 40% to 90% of base pay. In fiscal 2004, earnings levels required for payments were not achieved, so there were no payments under this program.

        No incentive stock options were granted in fiscal 2004. The Committee, however, anticipates continued use of stock options and/or other forms of incentive compensation for officers and other employees in the future as part of a program to better align employee and Shareholder interests.

        The Committee considers the following contributions by Mr. Matsuyama in establishing his salary and stock option grant: influence on the direction and performance of the Company and overall effectiveness in areas critical to the Company's success; enhancement of Shareholder value; effect on net income; management of the demands of rapid growth; and attainment of corporate goals.

        Due to the Company's compensation structure, the Committee has not deemed it necessary thus far to adopt a policy regarding the deductibility of certain executive compensation under federal tax laws.

Governance, Nominating and Compensation Committee Members

Carl Burnham, Jr., Chair	David A. Ederer
Thomas E. Cronin	Douglas G. Thomas

STOCK PERFORMANCE GRAPH

        The following graph compares the total cumulative returns to investors in the Company's Common Stock, the Standard & Poor's Utilities Index, and the Standard & Poor's 500 Index for the period from October 1, 1999 through September 30, 2004. The graph assumes that $1,000 was invested on September 30, 1999 in the Common Stock and in each of the above-mentioned indices and that all dividends were reinvested. The S&P Utilities Index encompasses companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

Comparative Market Performance
Total Returns
Cascade Natural Gas Corporation
Periods Ended September 30, 2004

	CGC	S&P Utilities	S&P 500
Quarter	-2.64%	6.70%	-1.91%
One Year	13.52%	19.43%	13.78%
Two Years	8.98%	20.92%	18.96%
Three Years	4.32%	-1.84%	4.03%
Five Years	8.84%	0.28%	-1.31%
Value of $1,000
9/30/99	1,000.00	1,000.00	1,000.00
9/30/00	1,038.22	1,432.70	1,132.45
9/30/01	1,345.63	1,072.27	831.65
9/30/02	1,286.39	693.70	661.67
9/30/03	1,345.73	849.24	822.95
9/30/04	1,527.71	1,014.25	936.39

EXECUTIVE COMPENSATION

        Summary Compensation Table.    The following table shows compensation paid to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for the years indicated.

					Long Term Compensation Awards
			Annual Compensation
Name and Principal Position	Years of Service	Fiscal Year			Securities Underlying Options(#)	All Other Compensation(c)
			Salary(a)	Bonus(b)
W. Brian Matsuyama President and Chief Executive Officer	17	2004 2003 2002	$279,494 278,284 265,752	$0 0 0	0 0 10,000	$27,422 10,155 7,209
J.D. Wessling Chief Financial Officer	10	2004 2003 2002	$190,447 189,622 180,250	$0 0 0	0 0 6,000	$20,706 7,443 6,701
William H. Odell Chief Operating Officer	18	2004 2003 2002	$177,609 142,404 131,222	$0 0 0	0 0 4,000	$19,411 5,691 5,905
Jon T. Stoltz Senior Vice President Regulatory & Gas Supply	30	2004 2003 2002	$164,448 163,736 158,576	$0 0 0	0 0 6,000	$18,263 6,818 6,836
Larry C. Rosok Vice President Human Resources & Corporate Secretary	25	2004 2003 2002	$142,943 142,324 135,915	$0 0 0	0 0 4,000	$15,724 5,868 5,855

(a)
Because of the Company performance in fiscal 2003, the Officers, as a group, recommended no increase in their base pay in fiscal 2004. Amounts in the table show a slight increase in 2004 due to the previous adjustment becoming effective as of December 1, 2002, two months into fiscal 2003. As a result, officers, other than Mr. Odell, were paid at their current rate for 10 months in fiscal 2003 and 12 months in fiscal 2004. Mr. Odell received an increase in base pay related to his promotion to Chief Operating Officer.

(b)
Two incentive plans were established in fiscal 2001. First, the Team Incentive Plan provided for cash payments to eligible employees if certain target levels of earnings per share and other operational measures were achieved. In fiscal 2002, 2003 and 2004, earnings levels required for payments were not achieved, so there were no payments under this program.

  Second, the Key Performance Plan established for officers, managers and supervisors, provided for cash payments to participating employees in which 70% of the award is based on achieving target levels of earnings per share and 30% is based on achieving goals established for each participant. The size of the bonus pool for the Key Performance Plan is based on the level of earnings per share compared to the target earnings per share.

  In fiscal 2002, 2003 and 2004, earnings levels required for payments were not achieved, so there were no payments under this program.

(c)
Amounts in this column represent the Company's contribution to the 401(k) Plan. In fiscal 2004, accruals under the defined benefit retirement plan and the executive supplemental retirement plan were frozen. No further benefits will accrue in these plans. To partially offset this reduction in benefits, a non-elective contribution of 4% of eligible pay and a transition contribution of 1% to 4% was made to salaried employees' 401(k) plan.

Option Grants In Last Fiscal Year

        No Stock Options were granted in fiscal 2004.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Values(a)

			Number of Shares Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In-The-Money Options at Fiscal Year-End(a)
Name	Shares Acquired on Exercise	Value Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable
W. Brian Matsuyama	16,000	$74,000	18,567 3,333	$ $	48,824 1,300
J.D. Wessling			12,500 2,000	$ $	38,722 780
William H. Odell			10,667 1,333	$ $	36,870 520
Jon T. Stoltz	4,000	$19,520	12,500 2,000	$ $	38,722 780
Larry C. Rosok			10,667 1,333	$ $	36,870 520

(a)
Amounts were calculated based on the difference between the closing sale price of the Common Stock, $21.23, reported on the New York Stock Exchange on September 30, 2004, and the aggregate exercise price of the unexercised options.

RETIREMENT PLAN

        The Company has a noncontributory retirement plan for its employees. Effective October 1, 2003, the plan was amended so that no new salaried participants will be added to the plan and no additional benefits will accrue for existing participants who are salaried employees. To be eligible for participation in the plan, an employee must complete one year of service and be at least 21 years of age. Each participant's benefits are fully vested after 5 years of employment. The level of benefits is determined by a formula, described below, related to years of service and average monthly earnings over certain time periods. Covered earnings include straight salary or hourly compensation, 75% of commissions and, for hourly employees, 30% of overtime pay. Covered compensation levels for executive officers are limited to $200,000 for calendar year 2003 when benefit accruals were frozen for salaried employees. Benefits are not subject to reduction for Social Security or any other benefits. The net periodic pension cost for the plan is computed on an actuarial basis and aggregated $2,295,000 for all participants for the fiscal year ended September 30, 2004.

        The amount of the monthly past service benefit under the plan is equal to 1.5% of the participant's average monthly earnings for the five-year period ended December 31, 1998, multiplied by the participant's years of service before 1999. The benefit for each year of service after 1998 is 2% of monthly compensation in lieu of the previous 1.5%.

EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN

        The Company has a plan to provide executive officers, including those listed in the summary compensation table above, with retirement, death and disability benefits supplementing the coverage payable under the Company's retirement plan. Effective October 1, 2003, the plan was amended so that no new participants will be added to the plan and no additional benefits will accrue for existing participants. The supplemental plan was designed for each participant to receive retirement plan payments, primary Social Security benefits and supplemental plan payments each year after retirement age 65 equal, in the aggregate, to 70% of the participant's highest annual salary during any of the five years preceding September 30, 2003. The net periodic pension cost for the plan is computed on an actuarial basis and totaled ($87,000) for the 2004 fiscal year.

        The plan also includes provisions for early retirement and permanent disability. The Board of Directors may approve early retirement under the plan without the normally required reduction in the amount of the supplemental benefit. Participants whose age and number of years of service, when added together, equal at least 90 are automatically eligible for early retirement benefits without reduction.

        If a participant dies before receiving 120 monthly payments from the plan, the participant's designated beneficiaries will receive the remaining balance of the 120 payments. The amount of the monthly payment will be equal to the amount the participant was receiving or was entitled to receive before death, or, if the participant was employed by the Company at death and the resulting payment amount would be larger, the monthly amount will range from $4,000 to $12,000, depending on the officer. This monthly death benefit will be reduced by any monthly benefit payable to the participant's surviving spouse. The surviving spouse is entitled to a monthly benefit for life equal to one-half of the benefit the participant was entitled to before death.

        Vesting for the plan is determined by years of participation in the plan, beginning with the date an employee becomes a participant. The plan also provides for partial vesting on a stepped basis, with full vesting based on age and years of employment. An executive becomes fully vested when one of the following occurs: the executive reaches age 55 and, if employment ends before October 1, 2004, has completed five years of participation under the plan; or the executive dies while employed; or a change in control of the Company (as defined). The plan also provides for severance benefits that would otherwise be payable under the employment agreements (described below) following a change in control of the Company.

        The following table shows the estimated combined annual benefits that the executives named in the summary compensation table above would receive under the Company's Retirement Plan and the Executive Supplemental Retirement Income Plan, assuming that they retire at age 65. Amounts shown have been reduced by the estimated amount of Social Security benefits.

Name	Present Age	Estimated Combined Annual Benefit
W. Brian Matsuyama	58	$174,000
J.D. Wessling	61	$112,000
William H. Odell	42	$94,000
Jon T. Stoltz	57	$93,000
Larry C. Rosok	48	$78,000

EMPLOYMENT AGREEMENTS

        The Company has employment agreements with two of the Company's executive officers, Messrs. Odell and Rosok, who are named in the summary compensation table above. Messrs. Matsuyama, Wessling, and Stoltz do not have employment agreements, but are fully vested in the Executive Supplemental Retirement Income Plan, which has provisions similar to the employment agreements. The agreements assure that key management personnel will continue to function effectively and without distraction if uncertainties regarding the future control of the Company should arise. Upon a change in control of the Company or during the pendency of certain offers for a change in control, as these terms are defined in the agreements, each such officer is entitled to receive the severance benefits described below if the Company terminates the officer's employment other than for cause as defined in the agreements. In addition, the officer is entitled to receive severance benefits for three years after a change in control of the Company if the Company terminates the officer's employment other than for cause or if the officer terminates his or her employment with good reason. The severance payments are equal to three times the officer's base salary and incentive compensation at the time the change in control occurs, but are reduced to the extent required to avoid subjecting the payments to penalty taxes on excess parachute payments. In addition, the employee is entitled to continue to participate in health, life, and disability plans for which he or she was eligible when employment terminated. Severance payments will terminate when the officer's benefits are vested under the Executive Supplemental Retirement Income Plan. Severance payments will be made under the Executive Supplemental Retirement Income Plan, rather than under the employment agreements.

        Each agreement is automatically extended one year on December 31 of each year unless either party elects not to extend the term by giving 30 days' notice prior to year end. The term of the agreements is extended automatically for three years upon a change in control of the Company. Each agreement terminates if the employment of the officer under the agreement is terminated before a change in control occurs and while there is no offer pending for a change in control, except as noted above.

        In October 2004, the Executive Committee of the Board of Directors adopted the Cascade Natural Gas Corporation Officer Severance Pay Plan. Eligible employees are officers selected by the Board of Directors for participation in the plan in connection with any force reduction or other designated severance event. Severance benefits include payments for outplacement services, medical benefits and a lump sum payment based on cash compensation. For the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, the lump sum payment would be equal to 52 weeks base pay plus the average of the annual bonuses for the last three fiscal years. For all other officers the lump sum payment would range from a minimum of 26 weeks base pay to a maximum of 52 weeks base pay, depending on years of service, plus the average of the annual bonuses for the last three fiscal years.

SUPPLEMENTAL BENEFIT TRUST

        Although not obligated to do so, the Company has established a trust to fund some of the benefits which may be payable under the Executive Supplemental Retirement Income Plan. The trust also funds severance benefits which may be payable under the above described employment agreements with certain executives.

        The Company is obligated to pay any benefits not paid out of the trust. The Company may be obligated to fund the trust with additional amounts in the case of certain events, including a change in control, as defined, for some or all of the following purposes: to permit payment of benefits from the supplemental plan and the employment agreements due in the following 12 months; to fund separate subtrusts for legal expenses (including certain legal expenses incurred to enforce the Company's obligation to make required contributions to the trust); and to permit payment of insurance premiums and policy loan interest.

DIRECTOR COMPENSATION

        For the fiscal year ended September 30, 2004, the Company paid each non-employee Director an annual stipend of $5,000 as well as a fee of $500 for each Board or Committee meeting attended or a

Committee fee of $250 if the Committee meeting was held on the same day as a Board meeting. Mr. Pinnt receives an additional stipend of $2,500 per month for his service as Chairman of the Board. The Chairs of the Audit Committee, the Pension Committee, and the Governance, Nominating and Compensation Committee, and ad hoc committees each receives an additional annual stipend of $5,000. Directors named as "financial experts" receive an annual stipend of $3,000 per year as long as they are not already being compensated for being the Chair of the Audit Committee or the Chairman of the Board. Ms. Borland and Mr. Pinnt are designated as financial experts, but serve as the Chair of the Audit Committee and Chairman of the Board respectively, so they receive no additional compensation for being designated as financial experts. Employee directors receive no additional compensation for serving as Directors. Each non-employee director was also entitled to receive 500 shares of the Company's Common Stock for service in fiscal 2004 pursuant to the 2000 Director Stock Award Plan. Pursuant to the plan, each non-employee Director may elect to defer receipt of his or her shares until he or she is no longer a member of the Board of Directors. Mr. Ederer elected to defer receipt of his shares for 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2004, Messrs. Burnham, Ederer, Thomas and Cronin served on the Governance, Nominating and Compensation Committee. Members of the Governance, Nominating and Compensation Committee receive no compensation from the Company other than Board-approved fees for service on this or other committees or on the Board of Directors.

REPORT OF THE AUDIT COMMITTEE
TO SHAREHOLDERS

        The Audit Committee of the Board of Directors, composed entirely of independent directors, met eight times in fiscal year 2004. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The full responsibilities of the Committee are set forth in its charter, which is reviewed and updated annually, and approved by the Board.

        In fulfilling its responsibilities, the Committee has selected Deloitte & Touche LLP as the Company's independent auditor. The Committee:

  •
  Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

  •
  Discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (communication with audit committees);

  •
  Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No.1 (independence discussions with audit committees), and discussed with Deloitte & Touche LLP that firm's independence;

  •
  Discussed the overall audit process, receiving and reviewing reports from the independent as well as the internal auditor;

  •
  Involved the independent auditor in the Committee's review of the Company's financial statements and related reports with management as well as the review by the Committee of earnings guidance provided by management; and

  •
  Provided to the independent auditor full access to the Committee and the Board to report on any and all appropriate matters.

        The Committee provided guidance and oversight to the internal audit function of the Company, including a review of the organization, and plans and results of this activity. Both the internal auditor and the independent auditor met privately with the Committee at each meeting and were encouraged to discuss any matters they desired.

        The Committee also met with selected members of management and the auditors to review financial statements, including quarterly reports, and discussed such matters as the quality of earnings; estimates, reserves and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

        Management's responsibility for financial reporting and the report and opinion of Deloitte & Touche LLP are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission.

Audit Committee Members

Pirkko H. Borland, Chair Scott M. Boggs	David E. Ederer Larry L. Pinnt

INDEPENDENT PUBLIC AUDITORS

        Aggregate fees billed to the Company for the fiscal years ended September 30, 2004 and 2003 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") were as follows:

	Fiscal Year Ended September 30,
	2004	2003
Audit Fees(a)	$222,446	$223,358
Audit-Related Fees(b)	74,300	86,033
Total Audit and Audit-Related Fees	296,746	309,391
Tax Fees(c)	28,643	51,219
All other Fees	0	0

Total Fees	$325,389	$360,610

(a)
Fiscal 2003 fees were increased $8,400 to update from an estimate to actual.

(b)
Includes fees in 2004 for benefit plan audits and Sarbanes-Oxley Act readiness testing. Includes fees in 2003 for benefit plan audits, advisory services regarding Sarbanes-Oxley Act readiness, and proper application of Statement of Financial Accounting Standards (FAS) 133.

(c)
Includes fees for research and advice on various tax issues, and preparation of tax returns for the Company and for its benefit plans.

Pre-Approval of Services

        All audit and audit-related services provided by the independent auditor must be pre-approved by the Audit Committee. The independent auditor will submit an engagement plan annually which may propose:

  •
  Audit services for the Company and subsidiaries

  •
  Review of annual reports on Form 10-K and issuance of audit report on financial statements,

  •
  Consents, comfort letters, reviews of registration statements and similar services that incorporate or include the audited financial statements of the Company

  •
  Employee benefit plan audits

  •
  Accounting consultations and support related to GAAP

  •
  Attendance at annual shareholders' meeting, Audit Committee meetings, and phone conferences,

  •
  Recommendations issued to management

  •
  Review of interim financial information on Form 10-Q.

Other audit-related work must be approved by the Audit Committee on a case-by-case basis. All other non-audit related fees were also pre-approved by the Audit Committee.

        The Audit Committee may pre-approve an audit or audit-related service at any time in advance of the activity unless the S.E.C. or the Accounting Oversight Board specifies a period of time in advance of which an approval must be granted. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an audit-related activity will be reported to the full Audit Committee at each of its scheduled meetings.

        On a quarterly basis the Audit Committee will review services provided and fees of the independent auditor. This quarterly review will include all audit and audit-related services provided by the independent auditor whether approved in the annual engagement plan or otherwise.

        The firm of Deloitte & Touche LLP has been selected as the Company's principal independent public auditor for fiscal 2005. Deloitte & Touche LLP and its predecessor Touche Ross & Co. have served as the Company's principal independent auditor since 1953. Representatives of Deloitte & Touche LLP will be present at the annual meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to questions from Shareholders.

SOLICITATION OF PROXIES

        Proxies will be solicited principally by mail. Following the original mail solicitation, the Company will arrange with banks, brokerage houses, and other custodians, nominees and fiduciaries, to forward copies of the proxy card, proxy statement and annual report to persons for whom they hold stock of the Company and to request authority for the execution of proxies. In these cases, the Company will reimburse such banks, brokerage houses, custodians, nominees and fiduciaries for their expenses incurred in connection with these requests. The Company will pay the entire cost of soliciting proxies. The Company may also use its regular employees to solicit proxies from Shareholders personally, or by telephone or letter without additional compensation.

ANNUAL REPORT

        The Company's annual report for the fiscal year ended September 30, 2004 is enclosed. The report presents information for fiscal years 2004, 2003, and 2002.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

        The Company must receive shareholder proposals by August 23, 2005, in order to be included in the Company's proxy statement and proxy form for the 2006 Annual Meeting of Shareholders. Proposals must also comply with the requirements of the Securities and Exchange Commission relating to proposals of security holders.

        For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on October 24, 2005 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on October 24, 2005.

        Notices of intention to present proposals at the 2006 meeting should be addressed to the Corporate Secretary at 222 Fairview Avenue North, Seattle, Washington 98109. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

        The Company does not know of any matters which will be brought before the meeting, other than those listed in this Proxy Statement. If any further business is presented to the meeting, the individuals named on the enclosed proxy form will have discretion to vote the proxies they hold.

By Order of the Board of Directors
LARRY C. ROSOK Corporate Secretary

Seattle, Washington
December 14, 2004
CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North
Seattle, Washington 98109

Appendix A

CASCADE NATURAL GAS CORPORATION

AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

CHARTER

Organization

        Cascade Natural Gas Corporation's Audit Committee of the Board of Directors is composed of directors appointed by the Board. All Audit Committee members shall be independent of Company management and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. Members of the Audit Committee may not receive from the Company any compensation other than Board-approved fees for service on the Board and its Committees. They shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting or related financial management experience, which the Board shall consider in designating a "financial expert" in accordance with SEC regulations. The Audit Committee shall have a minimum of three members.

Statement of Policy

        The Audit Committee assists Cascade's Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices, the quality and integrity of the financial reports of the Company, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the internal and independent auditors. In so doing, it is the Committee's responsibility to maintain free and open communication with the Board of Directors, independent auditors, internal auditors, and the financial, accounting and executive management of the Company. The Committee may delegate specific responsibilities to appropriate subcommittees.

        In fulfilling its responsibilities, the Audit Committee relies on the accuracy of the financial and other information provided to it by the management of the Company.

Responsibilities

        The function of the Audit Committee is oversight with the following principal responsibilities and authority:

  1.
  Sole authority to engage, set compensation for, oversee and dismiss independent auditors of the Company and its divisions and subsidiaries, and to pre-approve all services provided by the independent auditors. The independent auditors shall report directly to the Audit Committee.

  2.
  The Audit Committee will have the authority to retain independent legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for the engagement of the independent auditors and such other advisors as the Audit Committee deems necessary and for the ordinary expenses necessary for the Audit Committee to carry out its duties.

  3.
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized. Review audit conclusions, comments and recommendations of the independent auditors, and management's responses thereto. Oversee resolution of disagreements between management and the independent auditors regarding financial reporting.

  4.
  Annually obtain and review a report by the independent auditor describing (a) the independent auditor's internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

  5.
  Annually (a) review all relationships between the independent auditor and the Company in order to assess the auditor's independence; and (b) evaluate and engage in discussions concerning any disclosed issues, relationships or services that may impact the independent auditor's qualifications, performance and independence, as well as any attempts by management or other representatives of the Company to restrict the audit or influence its results.

  6.
  Establish hiring policies for employees or former employees of the independent auditors.

  7.
  Review with the independent auditors, the internal auditor, and the Company's financial, accounting and executive management, the adequacy and effectiveness of the accounting and financial controls of the Company.

  8.
  Review with the independent auditors any problems or difficulties encountered while providing services to the Company, and management's responses.

  9.
  Advise the Board of Directors with respect to the Company's policies and procedures regarding internal controls, disclosure controls, and compliance with laws and regulations applicable to such controls and compliance.

  10.
  Meet separately at least four times each year with management, with the internal auditor, and with independent auditors. Among items to be discussed in meetings with the independent auditors are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  11.
  Oversee the internal audit function of the Company including its independence, authority, and obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors. The internal auditor shall report functionally to the Chair of the Audit Committee but shall have an administrative relationship to the President and Chief Executive Officer, who, in consultation with the Chair of the Audit Committee, shall be responsible for hiring, compensation, performance review, and termination of the employment of the internal auditor.

  12.
  Review with the independent auditors and management the annual audited financial statements and the quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations", and determine that the independent auditors are satisfied with the financial statements' disclosure and content. Discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, critical accounting policies, review of highly judgmental areas, audit adjustments whether or not recorded, and other inquiries.

  13.
  Review and discuss the Company's internal audit reports and management's responses thereto.

  14.
  Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. The Company's Board of Directors shall be responsible for approving for filing the audited financial statements included in the SEC annual report on Form 10-K.

  15.
  Submit the report of the Audit Committee as required by the rules of the SEC to be included in the Company's annual proxy statement.

  16.
  Review the interim financial statements in Form 10-Q before they are released or filed. The interim review includes meetings with the independent auditors and the financial, accounting and executive management of the Company.

  17.
  Review the Company's earnings press releases, as well as financial information and earnings guidance to be provided to analysts and rating agencies.

  18.
  Discuss policies and provide oversight with respect to financial risk management.

  19.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal audit controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  20.
  Report matters discussed at each committee meeting to the Board of Directors and submit Audit Committee minutes for their review.

  21.
  Annually review this charter and recommend changes to the Board of Directors.

  22.
  Annually perform a self-assessment of the Audit Committee.

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1.	ELECTION OF DIRECTORS:
	FOR ALL	☐	WITHHOLD FOR ALL	☐	EXCEPTIONS	☐
	Nominees: 01—S.M. Boggs, 02—P. H. Borland, 03—C. Burnham, Jr., 04—T. E. Cronin, 05—D. A. Ederer, 06—W. B. Matsuyama, 07—L. L. Pinnt, 08—B. G. Ragen and 09—D. G. Thomas						If you agree to access our Annual Report and Proxy Statement Electronically in the future, please mark this box.	☐
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S C A N L I N E

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[MAP]

CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North, Seattle, Washington 98109

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Larry C. Rosok and W. Brian Matsuyama, and each or any of them proxies for the undersigned, with power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the Common Shareholders of Cascade Natural Gas Corporation, 230 Fairview Avenue North, Seattle, Washington, on February 11, 2005, and at any adjournments thereof, upon the matters more fully set forth in the accompanying Notice of Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE OTHER SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. If any other business properly comes before the meeting, the proxies named above will have discretionary authority to vote thereon in accordance with their best judgment.

CASCADE NATURAL GAS CORPORATION P.O. BOX 11297 NEW YORK, N.Y. 10203-0297

(Continued and to be MARKED, DATED AND SIGNED on the other side)

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held February 11, 2005
PROXY STATEMENT
ELECTION OF DIRECTORS
THE BOARD AND ITS COMMITTEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE TO SHAREHOLDERS
STOCK PERFORMANCE GRAPH
EXECUTIVE COMPENSATION
RETIREMENT PLAN
EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN
EMPLOYMENT AGREEMENTS
SUPPLEMENTAL BENEFIT TRUST
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE TO SHAREHOLDERS
INDEPENDENT PUBLIC AUDITORS
SOLICITATION OF PROXIES
ANNUAL REPORT
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
OTHER MATTERS
  Appendix A
CASCADE NATURAL GAS CORPORATION AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
CASCADE NATURAL GAS CORPORATION 222 Fairview Avenue North, Seattle, Washington 98109